Exhibit 99.3

FARMER BROS. CO.
AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

(as adopted by the Board of Directors on August 24, 2006)

Purpose

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of  Farmer Bros. Co. (the “Company”) is established for the principal purposes of overseeing the accounting and financial reporting processes of the Company and  the audit of its financial statements. The Committee is established to assist the Board in overseeing: (i) the integrity of the Company’s financial statements; (ii) the independent auditor’s qualifications and independence; (iii) the performance of the Company’s independent auditor; (iv) the Company’s compliance with legal and regulatory requirements in connection with related person transactions; and (v) the Company’s system of disclosure controls and system of internal financial, accounting and legal compliance controls.  The Committee shall also provide an open avenue of communication among the independent auditors, financial and other senior management of the Company and the Board.

Organization, Membership and Meetings

1.             The Committee shall be comprised of at least three directors who meet the independence, expertise and other qualification standards required by the Sarbanes-Oxley Act of 2002 and the regulations thereunder (the “Act”), the Securities and Exchange Commission (“SEC”) and The Nasdaq Stock Market (“Nasdaq”) or other securities exchange upon which the Company’s securities are traded.  Without limiting the foregoing, each director appointed to the Committee shall be independent of the management of the Company, both directly and indirectly, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.  No Committee member shall be an affiliated person of the Company or receive any compensation other than in his or her capacity as a member of the Committee, the Board of Directors or other Board committee, or as otherwise permitted by the listing standards and SEC rules.  The Committee members shall have a working familiarity with basic finance and accounting practices and have the knowledge and experience required to fulfill their responsibilities, as specified by Nasdaq requirements.  At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in that individual’s financial sophistication, including being or having been a chief executive officer, a chief financial officer or other senior officer with financial oversight responsibilities and, therefore, shall qualify as a “financial expert,” as contemplated by the Act, and SEC and Nasdaq rules. The identity of such member(s) shall be disclosed in periodic filings as required by the SEC.

2.             Members of the Committee shall be appointed by the Board. Members of the Committee shall continue to be Committee members until their successors are appointed and qualified or until their earlier retirement, resignation or removal.   Any member may be removed,

with or without cause, by the approval of a majority of the independent directors then serving on the full Board.  The Board may fill any vacancies on the Committee by a majority vote of the directors then in office.

3.             The Committee shall meet at least four times a year, with the authority to convene additional meetings, as circumstances require. The Committee may invite members of management, independent auditors, legal counsel or others to attend meetings and to provide relevant information. At least annually, the Committee shall hold an executive session at which only independent directors and the independent auditor are present.

4.             The Committee may form and delegate authority to subcommittees when appropriate, or to one or more members of the Committee.

5.             The Committee may elect a Chairman of the Committee who, if elected, shall preside at all meetings. At all meetings of the Committee, a majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at a meeting at which a quorum is in attendance shall be the act of the Committee. Members of the Committee may participate in any meeting by means of a conference telephone or similar communications equipment by means of which persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting. The Committee shall maintain written minutes of its meetings, which minutes will be filed in the corporate minute book. Any person present at a meeting may be appointed by the Committee as Secretary to record the minutes.  The Committee may adopt additional rules of procedure, but when a matter of procedure is not addressed by Committee rules, the procedure specified by the Company’s Bylaws shall be followed.  The Committee may also act by unanimous written consent as the Committee may decide.

6.             The Committee shall make itself available to meet with management of the Company to discuss any matters that it or management deems appropriate, and shall be available to the independent auditors during the year for consultation purposes.

Committee Authority and Responsibilities

1.             The Committee shall assist the Board in fulfilling the Board’s oversight responsibilities with respect to financial reporting to stockholders and the SEC, the system of controls that management has established, and the external audit process, and report the results of its activities to the Board.

2.             The Committee’s role is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and for their accuracy, and the Company’s independent auditors are responsible for auditing those financial statements. While the Committee has certain authority and oversight responsibilities under this charter, it is not the responsibility of the Committee to plan or conduct audits. In the absence of their having reason to believe that such reliance is unwarranted, the Committee members may rely without independent verification on the information provided to them and on the representations made by the Company’s management and independent auditors.

3.             Additionally, the Committee recognizes that the Company’s management, as well as the Company’s independent auditors, have more time, knowledge and more detailed information concerning the Company’s financial statements than the Committee. In addition, auditing literature, particularly Statement of Auditing Standards No. 100 (which superseded Statement of Auditing Standards No. 71), defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The Committee members are not independent auditors, and the term “review” as applied to the Committee in this charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements. Furthermore, the Committee’s authority and oversight responsibility do not assure that the audits of the Company’s financial statements have been carried out in accordance with generally accepted auditing standards.

4.             The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

Independent Auditor Oversight

1.             Be directly and solely responsible for the appointment, dismissal, compensation, retention and oversight of the work of any independent auditor employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.   The independent auditor shall report directly to the Committee.

2.             Meet with the independent auditor prior to commencement of the audit and discuss the planning and staffing of the audit.

3.             Approve in advance the engagement of the independent auditor for all audit services and non-audit services (other than the de minimis exceptions permitted by the Act) and approve the fees and other terms of any such engagement. The term “non-audit services” means any professional services provided to the Company by the independent auditor, other than those provided to the Company in connection with an audit or a review of the financial statements of the Company.  The Committee may grant pre-approval authority for non-audit services to the Chairman, subject to such limitations and conditions as the Committee may require.  All actions taken by the Chairman pursuant to a grant of pre-approval authority shall be reported to the full Committee at its next meeting.  Approval of non-audit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended.

4.             Obtain and review annually  a formal written statement from the independent auditor delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard 1, including fees paid by the Company to the auditor, in accordance with the Act.  Review with the auditor all relationships between the auditor and management of the Company that may impact the objectivity and independence of the auditor and take, or recommend that the full Board take appropriate action to oversee the independence of the auditor.  The Committee shall also approve the level of compensation of the auditor and determine, annually, whether such level of services and compensation affects the auditor’s independence.

5.             Evaluate annually the qualifications, performance and independence of the auditor and the lead (or coordinating) audit partner (or other audit partner having primary responsibility for the audit). On an annual basis, obtain a report from the independent auditors describing (i) the independent auditor’s internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues.  The Committee shall present its conclusions with respect to the independent auditor to the full Board.

6.             Take any actions necessary to ensure the rotation, not less frequently than every five years, of the audit partner.

7.             Confirm that the Company has complied with the Act in the hiring of any employees or former employees of the independent auditor, after consultation with management.

8.             Review with the independent auditor:

a.             Any significant difficulties encountered by the independent auditor during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements.

b.             Any material accounting adjustments noted or proposed by the independent auditor.

c.             Any material communications between the audit team and the auditor’s national office regarding auditing or accounting issues arising in connection with the preparation of the financial statements.

d.             If applicable, any Management Representation letter or Internal Control Recommendation letter or Schedule of Unadjusted Differences issued, or proposed to be issued, by the auditor to the Company, and management’s response.

e.             Any material correcting adjustments that have been identified by the auditor which are required to be disclosed in the Company’s periodic filings.

f.              Any major issue as to the adequacy of the Company’s internal controls and specific audit steps adopted in light of material control deficiencies.

9.    Review and discuss with management and the independent auditors any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with entities of which the Committee is made aware whose accounts are not consolidated in the financial statements of the Company and that may have a material current or future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

10.  The independent auditor shall report promptly to the Committee all material written communications between the independent audit firm and Company management. The Committee shall also review any problems with management and any other matters required to be communicated to the Committee under generally accepted auditing standards or applicable rules under or of the Act, the SEC, Nasdaq, or other regulatory authorities. The independent auditors shall also report on recently issued and adopted accounting standards, the Company’s compliance therewith, and the effect of unusual or extraordinary transactions. The independent auditors must discuss their judgments about the quality and content of the Company’s accounting principles with the Committee.

Financial Information Oversight

1.             Review and discuss with management and the independent auditor, prior to their release to the public:

a.             The Company’s annual audited financial statements and related footnotes, including any appropriate matters regarding the clarity of the disclosures in such financial statements, accounting principles, practices and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

b.             Any certification, report, opinion or review rendered by the independent auditor.

c.             The Company’s quarterly financial statements.

d.             The Company’s disclosure in its Annual Report on Form 10-K and Quarterly Report of Form 10-Q under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

e.             Earnings press releases.

f.              Financial information and earnings guidance provided to analysts and rating agencies, if any.

2.             Discuss with management and the independent auditor:

a.             The selection, application and disclosure of the critical accounting policies and practices used by the Company, as the same are identified by management or the independent auditor, and any changes thereto and the ramifications of such changes and, if applicable, alternative accounting treatments and the treatment preferred by the independent auditor.

b.             The evaluative criteria identified by management and used in their selection of critical accounting principles and methods.

c.             Any significant judgments made in management’s preparation of the financial statements, as so identified by management or the independent auditor, and the view of each as to the appropriateness of such judgments.

d.             The effect of regulatory and accounting initiatives and improvements identified by management or the independent auditor and the potential impact upon  the Company’s auditing and accounting principles and practices.

e.             Any correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.

f.              Any employee complaints that raise material issues regarding the Company’s financial statements,  accounting policies or internal accounting controls.

3.             Report to the Board regarding any audit opinions that contain “going concern” qualifications.

4.             Approve all filings with the SEC containing the Company’s financial statements, including but not limited to the Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K.

5.             Recommend to the Board whether the audited financial statements should be included in the Company’s periodic filings.

6.             Cause the independent auditors to conduct an Interim Financial Review in accordance with Statement of Auditing Standards No. 100 on the quarterly financial statements of the Company prior to each filing of the Company’s Form 10-Q.

Internal Controls Oversight

1.             Review and discuss annually with management and the independent auditor its assessment of the effectiveness of the Company’s internal controls, including computerized information systems controls and security, disclosure controls and procedures for financial reporting.

2.             Review annually with the independent auditor the attestation to, and report on, the assessment of controls made by management.

3.             Consider whether any changes to the internal controls or disclosure controls processes and procedures are appropriate in light of management’s assessment or the independent auditor’s report.

4.             If the Company has an internal auditor: (i) the internal auditor shall report directly to the Committee; (ii) the Committee shall review the scope and plans of any internal audit recommended by the internal auditor; (iii) the internal auditor shall report directly to the Committee with the results of all internal audits; (iv) the Committee shall review with the internal auditor all recommendations made by the internal auditor as the result of any internal audit; and (v) the Committee shall review with management the implementation of such recommendations by the Company.

5.             Review with the principal executive and financial officers of the Company and the independent auditor:

a.             All significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data and any material weaknesses in internal controls.

b.             Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

Legal Compliance and Ethics Oversight

1.             To the extent required by SEC rules, adopt policies and procedures for the review, approval and ratification of related person transactions.  Review all such related person transactions in accordance with such policies and procedures and, upon completion of such review,  either approve or disapprove (with referral to the Company’s Board) each such related person transaction.

2.             Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

3.             Review the process for communicating the code of conduct to Company personnel, and for monitoring compliance therewith.

4.             Review with the Company’s legal counsel any legal matters that could have a significant impact on the Company’s financial statements, compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies, including corporate securities trading policies.

5.             Review disclosures made by the Company’s principal executive officer and principal financial officer regarding compliance with their certification obligations under the Act, including the Company’s disclosure controls and procedures and internal controls for financial reporting.

Other Matters Oversight

1.             Discuss with management the Company’s significant  financial risks or  exposures and assess the steps management has taken to monitor and control such risks or exposures.  Discuss with management the process by which risk monitoring, assessment and management is undertaken and handled.

2.             Prepare the Committee’s report required by SEC rules to be included in the Company’s annual proxy statement.

3.             Regularly report to the Board on the Committee’s activities, recommendations and conclusions.

4.             Review and reassess this charter’s adequacy at least annually, propose changes to this charter to the Board for its approval as necessary, and cause this charter to be published at least triennially in accordance with SEC regulations.

5.             Review its own performance, at least annually, for purposes of self-evaluation and to encourage the continuing improvement of the Committee in the execution of its responsibilities.

General and Resources

1.             Have the authority to engage and determine funding for independent counsel and other advisors as the Committee deems necessary to carry out its duties. The Company shall also provide funding for ordinary administrative expenses of the Committee that the Committee deems necessary or appropriate in carrying out its duties.

2.             In discharging its oversight role, investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company, and, at its discretion, initiate special investigations, and, if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Committee in fulfilling its duties under this charter.

3.             Perform such other activities consistent with this charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

Limitation

Nothing in this charter is intended to alter in any way the standard of conduct that applies to any of the directors of the Company under the Delaware General Corporation Law, as from time to time amended, and this charter does not impose, nor shall it be interpreted to impose, any duty on any director greater than, or in addition to the duties or standards established by the Delaware General Corporation Law.